SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement              [_]  CONFIDENTIAL, FOR USE OF THE
                                                   COMMISSION ONLY (AS PERMITTED
[_]  Definitive Proxy Statement                    BY RULE 14A-6(E)(2))

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section
     240.14a-11(c) or Section 240.14a-12


                                DANA CORPORATION
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                (Name of Registrant as Specified In Its Charter

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      (1)      Title of each class of securities to which transaction applies:
      -------- -----------------------------------------------------------------
      (2)      Aggregate number of securities to which transaction applies:
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      (3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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      (4)      Proposed maximum aggregate value of transaction:
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      (5)      Total fee paid:
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[_]            Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)      Amount Previously Paid:
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      (2)      Form, Schedule or Registration Statement No.:
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      (3)      Filing Party:
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      (4)      Date Filed:
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Notes:

                                                                   June 18, 1998

Dear Stockholder,

                  As of June 17, your proxy vote had not yet been received for the important Special Meeting of Stockholders of Dana Corporation.

                  Among the matters to be considered at the meeting is the issuance of Dana Common Stock to Echlin stockholders in connection with the proposed merger of Echlin Inc. with Dana. Your Board of Directors believes this transaction is in the best interest of Dana and its stockholders and recommends a vote FOR approval of this and the other proposals.

                  Detailed information is contained in the Joint Proxy Statement/Prospectus previously sent to you. If you have any questions or need an additional copy of this document, please call MacKenzie Partners, Inc., who is assisting us with the solicitation, at (800) 322-2885 (toll-free).

                  TIME IS SHORT. EVEN IF YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE SIGN, DATE AND RETURN THE ENCLOSED DUPLICATE PROXY IN THE POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE OR VOTE BY TELEPHONE USING THE ENCLOSED INSTRUCTIONS.

                  We appreciate your prompt attention to voting your shares and thank you for your interest in the affairs of your Company.

                                                        Sincerely,



                                                        Martin J. Strobel
                                                        Secretary